united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-490-4300

Date of fiscal year end: 4/30

Date of reporting period: 4/30/22

Item 1. Reports to Stockholders.

Athena Behavioral Tactical Fund

Class A Shares: ATVAX

Class I Shares: ATVIX

Annual Report

April 30, 2022

Distributed by Northern Lights Distributors, LLC

Member FINRA/SIPC

April 30, 2022

Fund Snapshot

The Athena Behavioral Tactical Fund (“the Fund”) utilizes patented behavioral market indicators to gauge and select broad market exposure among various equity markets, market capitalization or cash each month. The portfolio invests in positions within US small-cap, US large-cap, or international equities when market indicators are strong. In certain circumstances the exposure may be twice the market to enhance returns. During weak market conditions, the Fund can move to 100% cash.

Performance Results

The Athena Behavioral Tactical Fund Class A Shares declined by 17.02% while the Class I Shares declined by 16.87% for the 12-month period ended April 30, 2022. The Fund’s benchmark, the MSCI All Country World Index (ACWI), lost 5.44%.

Investment Environment

Equity markets pushed higher from May 1, 2021, through the end of the year, buoyed by increased economic activity as pandemic restrictions waned. Meantime, inflation topped 5.0% in May 2021 for the first time since August 2008 and continued its upward trajectory through April 2022, ending at a 40-year high of 8.5%. The sharp rise in prices and an increasingly hawkish Federal Reserve led markets lower beginning in December 2021. Speculative assets and growth stocks fared worst, with the tech-heavy NASDAQ-100 Index declining more than 20% from its all-time high in November 2021.

In February 2022, Russia invaded Ukraine in the largest military assault in Europe since World War II and a truly horrifying humanitarian crisis unfolded in the region. Western sanctions and productive capacity destruction contributed to an already restricted energy market with oil and natural prices gas nearly doubling since the beginning of 2022.

The Federal Reserve has established a path to rein in inflation by raising rates and reducing its balance sheet. While its stated goal is to reduce inflation without causing a recession, the Fed has only accomplished that two out of the last 14 rate hike cycles. The Fed has the additional challenge of raising rates from near-zero, which will compound fixed income losses due to the convexity of duration at these levels.

Performance Discussion

The Fund began the fiscal year on May 1, 2021, in a 200% long US small-cap position, which it held until mid-August. The behavioral market barometer signals, which drive the Fund’s investment positioning, declined in August to indicate a single-long position in US small-cap stocks until December.

In December, the behavioral barometers changed to indicate international developed markets as the most attractive, a position the Fund held through the end of the fiscal year. The Fund trailed the benchmark while it was in its leveraged and single-long small-cap positions due to the relative underperformance of small stocks during the period. The international developed position performed in line with the benchmark despite a high European concentration at the onset of Russian hostilities.

Summary and Outlook

The Fund’s exposure to small-cap stocks hurt its performance relative to the benchmark from May to December 2021, and its international developed positioning neither helped nor hurt the Fund relative to the benchmark in the first four months of 2022. While this fiscal year’s 16.87% I Shares decline was disappointing, it followed a strong fiscal year ended April 30, 2021, in which I Shares returned 81.15%.

Our behavioral market barometers have weakened significantly. Pair this with a weak technical backdrop, a growing economy and improving valuations, and our outlook is murky. We expect to see sustained volatility in the markets until the full extent of the Federal Reserve’s actions on demand are known, but we believe the Fund’s investment strategy will help navigate these trying market conditions.

Thank you for your investment in the Athena Behavioral Tactical Fund.

Important Risk Information

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Athena Behavioral Tactical Fund. This and other important information about the Fund is contained in the Prospectus, which can be obtained by contacting your financial advisor or by calling (888) 868-9501. The Prospectus should be read carefully before investing. The Athena Behavioral Tactical Fund is distributed by Northern Lights Distributors, LLC member FINRA/SIPC. AthenaInvest Advisors LLC and Northern Lights Distributors, LLC are not affiliated. Investing in mutual funds involve risk including the possible loss of principal.

Investing in the Athena Behavioral Tactical Fund includes various risks. Credit Risk There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. Emerging Markets Risk Investing in emerging markets involves exposure to economic structures that are generally less diverse and mature, and political systems that can be expected to have less stability than those of developed countries. ETF (Exchange Trade Fund) Risk ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other funds that invest directly in equity and fixed income securities. ETN (Exchange-Traded Notes) Risk ETNs are obligations of the issuer of the ETN and are subject to credit risk. The value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. Foreign Investment Risk Foreign investing in equity securities or notes of foreign issuers involves risks not typically associated with U.S. investments, including adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards. Interest Rate Risk, which is the risk that fixed income security prices overall, including the prices of securities held by the Fund or an ETF in which the Fund invests, will decline over short or even long periods of time due to rising interest rates. Issuer-Specific Risk The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than those of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments. Leverage Risk The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses. Management Risk The net asset value(“NAV”) of the Fund changes daily based on the performance of the securities in which it invests. The portfolio managers’ judgments regarding market behavioral indicators and the attractiveness, value and potential appreciation of particular asset classes and securities in which the Fund invests may prove to be incorrect and may not produce the desired results. Market Risk The NAV of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The Fund invests in securities which may be more volatile and carry more risk than some other forms of investment. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Mutual Fund Risk Mutual funds in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in other mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. Options Risk Option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying put and call options can be more speculative than investing directly in securities. The prices of all derivative instruments, including options, are highly volatile. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. Portfolio Turnover Risk A higher portfolio turnover will result in higher transactional and brokerage costs. Small and Medium Capitalization Company Risk The value of small or medium capitalization company securities may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market in general. Swaps Risk Swaps involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The value of a swap may be highly volatile and may fluctuate substantially during a short period of time. U.S. Government Securities Risk The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, the Fund might not be able to recover its investment. Value Investing Risk The adviser’s assessment of a security’s intrinsic value may never be fully recognized or realized by the market. Volatility Risk The Fund invests in securities which may be more volatile and carry more risk than other investments.

The figures shown represent past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. For most recent month-end performance data, please visit atvfund.com/performance.

Total annual operating expenses are 3.14% and 2.89% for the Class A and I shares, respectively. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses until at least August 31, 2022. After this fee waiver, the expense ratios are 2.14% and 1.89% for the Class A and I shares, respectively. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years. Please review the Fund’s prospectus for more information regarding the Fund’s fees and expenses, including other share classes. Results shown reflect the waiver, without which the results could have been lower. Returns for periods longer than one year are annualized.

The MSCI ACWI Total Return Index is a free-float weighted equity index that includes both emerging and developed world markets. The portfolio does not seek to replicate the composition, performance, or volatility of the benchmark index and can be expected to have investments that differ substantially from the securities included in any index. Accordingly, no representation is made that the performance, volatility, or other characteristics of the portfolio will track the benchmark. It is not possible to invest directly in an index.

6473-NLD-05182022

Athena Behavioral Tactical Fund

PORTFOLIO REVIEW (Unaudited)

April 30, 2022

The Fund’s performance figures* for the period ended April 30, 2022, compared to its benchmarks:

				Annualized
		Annualized	Annualized	Inception** -
	One Year	Three Year	Five Year	April 30, 2022
Athena Behavioral Tactical Fund – Class A	(17.02)%	12.32%	8.89%	6.55%
Athena Behavioral Tactical Fund – Class A with load	(21.78)%	10.12%	7.62%	5.65%
Athena Behavioral Tactical Fund – Class I	(16.87)%	12.60%	9.19%	6.83%
S&P 500 Total Return Index	0.21%	13.85%	13.66%	12.14%
MSCI ACWI Index	(5.44)%	9.41%	9.46%	7.74%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gain distributions and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses, before expense reimbursements and waived fees, are 3.14% for Class A shares and 2.89% for Class I shares per the August 28, 2021 prospectus. After fee waivers, the Fund’s total annual operating expenses are 2.14% for Class A shares and 1.89% for Class I shares. Returns would have been lower had the adviser not waived fees or reimbursed expenses. For performance information current to the most recent month-end, please call toll-free 1-888-868-9501.

**	Inception date is May 15, 2015.

The S&P Total Return 500 Index is a widely accepted, unmanaged index of U.S. stock market performance which does not take into account charges, fees and other expenses. Investors may not invest in the index directly.

MSCI ACWI Index is an index representing the equity returns in 23 developed and 27 emerging markets. Investors may not invest in the index directly and the index does not take into account charges, fees and other expenses.

Comparison of the Change in Value of a $100,000 Investment

Athena Behavioral Tactical Fund

PORTFOLIO REVIEW (Unaudited)(Continued)

April 30, 2022

The Fund’s Holdings by Asset Classes as of April 30, 2022 are as follows:

Asset Classes	% of Net Assets
Exchange Traded Fund	99.7%
Short-Term Investment	0.0%*
Other Assets In Excess Of Liabilities	0.3%
100.0%

*	Percentage rounds to less than 0.1%

Please refer to the Schedule of Investments in this Annual Report for a detailed listing of the Fund’s holdings.

ATHENA BEHAVIORAL TACTICAL FUND
SCHEDULE OF INVESTMENTS
April 30, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUND — 99.7%
	EQUITY - 99.7%
555,456	iShares MSCI EAFE ETF (Cost $42,773,222)	$38,126,500

	SHORT-TERM INVESTMENT — 0.0%(a)
	MONEY MARKET FUND - 0.0% (a)
663	First American Treasury Obligations Fund, Class X, 0.29% (Cost $663)(b)	663

	TOTAL INVESTMENTS - 99.7% (Cost $42,773,885)	$38,127,163
	OTHER ASSETS IN EXCESS OF LIABILITIES - 0.3%	118,473
	NET ASSETS - 100.0%	$38,245,636

EAFE	- Europe, Australasia and Far East

ETF	- Exchange-Traded Fund

MSCI	- Morgan Stanley Capital International

(a)	Percentage rounds to less than 0.1%.

(b)	Rate disclosed is the seven day effective yield as of April 30, 2022.

See accompanying notes to financial statements.

Athena Behavioral Tactical Fund
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2022

ASSETS
Investments (cost $42,773,885)	$38,127,163
Receivable for securities sold	152,811
Receivable for Fund shares sold	13,383
Dividends and interest receivable	4
Prepaid expenses and other assets	30,863
TOTAL ASSETS	38,324,224

LIABILITIES
Payable for Fund shares redeemed	40,340
Investment advisory fees payable	9,319
Payable to related parties	8,923
Distribution (12b-1) fees payable	169
Accrued expenses and other liabilities	19,837
TOTAL LIABILITIES	78,588
NET ASSETS	$38,245,636

Net Assets Consist Of:
Paid in capital	$44,603,384
Accumulated deficit	(6,357,748)
NET ASSETS	$38,245,636

Net Asset Value Per Share:
Class A Shares:
Net Assets	$716,750
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	71,390
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share	$10.04
Maximum offering price per share (maximum sales charge of 5.75%)	$10.65

Class I Shares:
Net Assets	$37,528,886
Shares of beneficial interest outstanding($0 par value, unlimited shares authorized)	3,743,865
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$10.02

See accompanying notes to financial statements.

Athena Behavioral Tactical Fund
STATEMENT OF OPERATIONS
For the Year Ended April 30, 2022

INVESTMENT INCOME
Dividend income	$351,159
Interest income	87
TOTAL INVESTMENT INCOME	351,246

EXPENSES
Investment advisory fees	421,427
Distribution (12b-1) Fees:
Class A	5,698
Registration fees	55,224
Transfer agent fees	54,857
Administrative services fees	46,231
Accounting services fees	36,686
Third Party Administrative Servicing Fees	34,284
Compliance officer fees	22,031
Printing and postage expenses	19,988
Audit and tax fees	19,152
Trustees fees and expenses	18,722
Legal fees	11,876
Custodian fees	6,018
Insurance expense	2,780
Other expenses	4,424
TOTAL EXPENSES	759,398
Less: Fees waived by the adviser	(226,406)
NET EXPENSES	532,992
NET INVESTMENT LOSS	(181,746)

REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	6,684,168
Net change in unrealized depreciation on investments	(14,392,164)

NET REALIZED AND CHANGE IN UNREALIZED LOSS ON INVESTMENTS	(7,707,996)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,889,742)

See accompanying notes to financial statements.

Athena Behavioral Tactical Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	April 30, 2022	April 30, 2021
FROM OPERATIONS
Net investment loss	$(181,746)	$(224,556)
Net realized gain RQ investments	6,684,168	4,285,325
Net change in unrealized appreciation (depreciation) on investments	(14,392,164)	9,745,442
Net increase (decrease) in net assets resulting from operations	(7,889,742)	13,806,211

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid :
Class A	(675,843)	(1,229)
Class I	(9,545,709)	(91,253)
Net decrease in net assets resulting from distributions to shareholders	(10,221,552)	(92,482)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	2,111,271	1,573,248
Class I	24,127,266	16,397,754
Net asset value of shares issued in reinvestment of distributions:
Class A	673,401	1,229
Class I	8,517,335	75,471
Payments for shares redeemed:
Class A	(2,443,417)	(934,138)
Class I	(13,297,436)	(8,268,573)
Net increase in net assets resulting from shares of beneficial interest	19,688,420	8,844,991

TOTAL INCREASE IN NET ASSETS	1,577,126	22,558,720

NET ASSETS
Beginning of Year	36,668,510	14,109,790
End of Year	$38,245,636	$36,668,510

Class A:
Shares Sold	136,765	124,264
Shares Reinvested	58,455	107
Shares Redeemed	(213,291)	(88,082)
Net increase (decrease) in shares of beneficial interest outstanding	(18,071)	36,289

Class I:
Shares Sold	1,771,017	1,333,543
Shares Reinvested	741,282	6,597
Shares Redeemed	(1,010,409)	(663,688)
Net increase in shares of beneficial interest outstanding	1,501,890	676,452

See accompanying notes to financial statements.

Athena Behavioral Tactical Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class A	April 30, 2022	April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018
Net asset value, beginning of year	$15.78	$8.76	$9.32	$10.23	$9.91
Activity from investment operations:
Net investment income (loss) (1)	(0.07)	(0.15)	0.04	0.21	0.21
Net realized and unrealized gain (loss) on investments	(2.17)	7.20	(0.54)	(0.35)	0.64
Total from investment operations	(2.24)	7.05	(0.50)	(0.14)	0.85
Less distributions from:
Net investment income	—	(0.03)	(0.06)	(0.07)	(0.18)
Net realized gains	(3.50)	—	—	(0.70)	(0.35)
Total distributions	(3.50)	(0.03)	(0.06)	(0.77)	(0.53)
Net asset value, end of year	$10.04	$15.78	$8.76	$9.32	$10.23
Total return (2)	(17.02)%	80.65%	(5.48)%	(0.59)%	8.69%
Net assets, at end of year (000s)	$717	$1,412	$466	$71	$1,692
Ratio of gross expenses to average net assets (3)	2.04%	2.50%	2.90%	3.20%	3.10%
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets (4)	(0.51)%	(1.31)%	0.39%	2.22%	2.12%
Portfolio Turnover Rate	230%	129%	96%	129%	97%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Total returns would have been lower had the adviser not waived fees and reimbursed expenses.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser. Ratio herein does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of investment income (loss) by the Fund is affected by the timing and declaration of dividends by underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Athena Behavioral Tactical Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
Class I	April 30, 2022	April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018
Net asset value, beginning of year	$15.73	$8.72	$9.34	$10.24	$9.92
Activity from investment operations:
Net investment income (loss) (1)	(0.06)	(0.11)	0.07	0.24	0.23
Net realized and unrealized gain (loss) on investments	(2.15)	7.17	(0.54)	(0.34)	0.65
Total from investment operations	(2.21)	7.06	(0.47)	(0.10)	0.88
Less distributions from:
Net investment income	—	(0.05)	(0.15)	(0.10)	(0.21)
Net realized gains	(3.50)	—	—	(0.70)	(0.35)
Total distributions	(3.50)	(0.05)	(0.15)	(0.80)	(0.56)
Net asset value, end of year	$10.02	$15.73	$8.72	$9.34	$10.24
Total return (2)	(16.87)%	81.15%	(5.20)%	(0.20)%	8.97%
Net assets, at end of year (000s)	$37,529	$35,257	$13,644	$8,003	$9,356
Ratio of gross expenses to average net assets (3)	1.79%	2.25%	2.65%	2.95%	2.85%
Ratio of net expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets (4)	(0.43)%	(0.98)%	0.73%	2.49%	2.32%
Portfolio Turnover Rate	230%	129%	96%	129%	97%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and distributions, if any, and exclude the effect of applicable sales charges and redemption fees. Total returns would have been lower had the adviser not waived fees and reimbursed expenses.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the adviser. Ratio herein does not include the Fund’s share of the expenses of the underlying investment companies in which the Fund invests.

(4)	Recognition of investment income (loss) by the Fund is affected by the timing and declaration of dividends by underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Athena Behavioral Tactical Fund
NOTES TO FINANCIAL STATEMENTS
April 30, 2022

1.	ORGANIZATION

The Athena Behavioral Tactical Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s investment objective is to seek capital appreciation.

The Fund currently offers Class A and Class I shares. The Fund also has Class C shares which were not offered during the period. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, depending on how much you invest which may be waived by the adviser under certain circumstances. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies set by the Trust and followed by the Fund in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional -sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that

Athena Behavioral Tactical Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2022

the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the fair value procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The committee may also enlist third party consultants, such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer, on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) the adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available, the spread between bid and ask prices is substantial, the frequency of sales, the thinness of the market, the size of reported trades, and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities, are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable

Athena Behavioral Tactical Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2022

securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Fund’s prospectus for a full listing of risks associated with these investments. The following tables summarize the inputs used as of April 30, 2022 for the Fund’s assets measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$38,126,500	$—	$—	$38,126,500
Short-Term Investment	663	—	—	663
Total	$38,127,163	$—	$—	$38,127,163

The Fund did not hold any Level 2 or 3 securities during the period.

*	See Schedule of Investments for industry classification.

Athena Behavioral Tactical Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2022

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Federal Income Taxes – The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years ended April 30, 2019 to April 30, 2021, or expected to be taken in the Fund’s April 30, 2022 year-end tax returns. The Fund identified its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However,

Athena Behavioral Tactical Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2022

based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended April 30, 2022, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $105,436,613 and $95,169,160 respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

AthenaInvest Advisors LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended April 30, 2022, the Fund incurred advisory fees of $421,427.

Pursuant to a written contract (the “Waiver Agreement”), the Adviser has agreed, at least until August 31, 2022, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding expenses such as front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles) or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred with any merger or reorganization, and extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees), contractual indemnification of Fund service providers (other than the Adviser) do not exceed 1.50% per annum of Class A average daily net assets, 2.25% per annum of Class C average daily net assets, and 1.25% per annum of Class I average daily net assets (the “Expense Limitation”). For the year ended April 30, 2022, the Adviser waived fees and reimbursed expenses of $226,406 pursuant to the Waiver Agreement.

If the Adviser waives any fees or reimburses any expenses pursuant to the Waiver Agreement, and the Fund’s Operating Expenses attributable to Class A, Class C and Class I shares are subsequently less than the Expense Limitation, respectively, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed the Expense Limitation. If the Operating Expenses attributable to the Class A, Class C and Class I shares subsequently exceed the Expense Limitation, the reimbursements shall be suspended. The Adviser may seek reimbursement only for expenses waived or paid by it during the three years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

Athena Behavioral Tactical Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2022

The following amount is subject to recapture by the Adviser by the following date:

April 30, 2024	April 30, 2025
$94,071	$226,406

Distributor – The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). The Plans provide that a monthly service and/or distribution fee is calculated by the Fund at annual rates of 0.25% and 1.00% of the average daily net assets attributable to Class A shares and Class C shares, respectively, and is paid to Northern Lights Distributors, LLC (“Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Adviser. Class I shares are not covered under the Plans. The Plans are compensation plans, which mean that compensation is provided regardless of 12b-1 expenses incurred. For the year ended April 30, 2022, the Fund paid $5,698 to the Distributor for Class A shares.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. On sales of Class A shares, for the year ended April 30, 2022, the Distributor received $2,355 from front-end sales charge of which $305 was retained by the Distributor or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Trust for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

Athena Behavioral Tactical Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2022

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the fiscal years ended April 30, 2022 and April 30, 2021 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	April 30, 2022	April 30, 2021
Ordinary Income	$10,303,914	$385,142
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$10,303,914	$385,142

Tax equalization allows a Fund to treat as distribution that portion of redemption proceeds representing a redeeming shareholder’s portion of undistributed taxable and net capital gains. The Fund utilized equalization in the amount of $82,362 for the year ended April 30, 2022 and $292,660 for the period ended April 30, 2021, which resulted in a difference between tax distributions and book distributions as disclosed on the Statement of Changes. Net investment income and net realized gains(losses), as disclosed on the Statements of Operations and net assets were not affected by these reclassifications.

As of April 30, 2022, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	/(Accumulated Deficit)
$—	$—	$(1,578,263)	$—	$—	$(4,779,485)	$(6,357,748)

The difference between book basis and tax basis accumulated net realized gains and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $178,130.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $1,400,133.

Permanent book and tax differences, primarily attributable to the Fund’s use of equalization, resulted in reclassifications for the Fund for the fiscal year ended April 30, 2022, as follows:

Paid
In	Accumulated
Capital	Loss
$82,362	$(82,362)

Athena Behavioral Tactical Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2022

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross	Gross
	Unrealized	Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Depreciation
$42,906,648	$—	$(4,779,485)	$(4,779,485)

7.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a significant portion of its assets in the iShares MSCI EAFE ETF (“EFA”). The Fund may redeem its investment in EFA at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so. The Fund’s performance will be directly affected by the performance of EFA. The financial statements of EFA, including the schedule of investments, can be found on the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of April 30, 2022, the Fund’s investment in EFA represented 99.7% of the Fund’s net assets.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of Athena Behavioral Tactical Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Athena Behavioral Tactical Fund (the Fund), including the schedule of investments, as of April 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of the Athena Behavioral Tactical Fund since 2015.

Denver, Colorado

June 29, 2022

Athena Behavioral Tactical Fund
EXPENSE EXAMPLES (Unaudited)
April 30, 2022

As a shareholder of the Athena Behavioral Tactical Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021 through April 30, 2022.

Actual Expenses *

The “Actual” lines in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $ 1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes *

The “Hypothetical” lines in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	11/1/2021	4/30/2022	11/1/21 – 4/30/22	11/1/21 – 4/30/22
Class A	$1,000.00	$841.00	$6.85	1.50%
Class I	$1,000.00	$842.00	$5.71	1.25%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	11/1/2021	4/30/2022	11/1/21 – 4/30/22	11/1/21 – 4/30/22
Class A	$1,000.00	$1,017.36	$7.50	1.50%
Class I	$1,000.00	$1,018.60	$6.26	1.25%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio net of waived/reimbursed fees, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

“Hypothetical” expense information is presented on the basis of the full one-half year period to enable a comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but is multiplied by 181/365 (to reflect the full half-year period). **Annualized.

Athena Behavioral Tactical Fund
SUPPLEMENTAL INFORMATION (Unaudited)
April 30, 2022

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and Independent Director OHA CLO Enhanced Equity II Genpar LLP (since June 2021).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011) .	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

4/30/22 – NLFT_v1

Athena Behavioral Tactical Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
April 30, 2022

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Executive Vice President, Head of Fund Administration, and Product; Ultimus Fund Solutions, LLC (since 2020); Vice President of The Ultimus Group, LLC (since 2019); Executive Vice President, Gemini Fund Services, LLC (2019-2020); President, Gemini Fund Services, LLC (2012-2019); Treasurer of the Trust (2006-June 2017).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2020); Senior Vice President Legal Administration, Gemini Fund Services, LLC (2017-2020); Vice President and Counsel (2016-2017) and Assistant Vice President and Staff Attorney (2012-2016).	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Senior Vice President Fund Administration, Ultimus Fund Solutions (since 2020); Senior Vice President Fund Administration, Gemini Fund Services, LLC (2012-2020); Assistant Treasurer of the Trust (2006-June 2017).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Ultimus Fund Solutions (since 2020); Manager of Legal Administration, Gemini Fund Services, LLC (2018-2020); Senior Paralegal, Gemini Fund Services, LLC (2013 - 2018).	N/A	N/A
Michael J. Nanosky Born in 1966	Chief Compliance Officer Since January 2021	Chief Compliance Officer, of the Trust (since January 2021); Vice President-Senior Compliance Officer, Ultimus Fund Solutions (since 2020); Vice President, Chief Compliance Officer for Williamsburg Investment Trust (2020-current); Senior Vice President- Chief Compliance Officer, PNC Funds (2014- 2019).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of April 30, 2022, the Trust was comprised of 68 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-868-9501.

4/30/22 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888 -868-9501 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the Commission’s website at http://www.sec.gov. The Fund’s Forms N-PORT may be obtained by calling 1-800-SEC-0330.

INVESTMENT ADVISER

AthenaInvest Advisors, LLC

5340 S. Quebec St., Suite 320-S

Greenwood Village, CO 80111

ADMINISTRATOR

Ultimus Fund Solutions, LLC

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022-3474

ATHENA-AR22

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        The Code of Ethics is not posted on Registrant’ website.

(f)        A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2022 - $15,750

2021 - $15,750

(b)	Audit-Related Fees

2022 – None

2021 – None

(c)	Tax Fees

2022 – $3,450

2021 – $3,400

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2022 – None

2021 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2022	2021
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2022 – $3,450

2021 – $3,400

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 7/08/22

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 7/08/22

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Principal Financial Officer/Treasurer

Date 7/08/22